UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-02021

DWS Securities Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	12/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2011 Semiannual Report to Shareholders

DWS Enhanced Commodity Strategy Fund

Contents
4 Performance Summary
7 Consolidated Portfolio Summary
9 Consolidated Investment Portfolio
21 Consolidated Statement of Assets and Liabilities
23 Consolidated Statement of Operations
24 Consolidated Statement of Changes in Net Assets
25 Consolidated Financial Highlights
30 Notes to Consolidated Financial Statements
46 Information About Your Fund's Expenses
48 Investment Management Agreement Approval
53 Summary of Management Fee Evaluation by Independent Fee Consultant
57 Account Management Resources
59 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund invests in commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund's performance. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. A counterparty with whom the fund does business may decline in financial health and become unable to honor its commitments, which could cause losses for the fund. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2011
Average Annual Total Returns as of 12/31/11
Unadjusted for Sales Charge	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class A	-10.16%	-8.92%	11.20%	0.09%	2.52%
Class B	-10.49%	-9.83%	10.42%	-0.68%	1.74%
Class C	-10.39%	-9.29%	10.55%	-0.61%	1.79%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-15.32%	-14.16%	9.03%	-1.09%	1.64%
Class B (max 4.00% CDSC)	-13.53%	-12.13%	9.87%	-0.74%	1.74%
Class C (max 1.00% CDSC)	-11.15%	-9.29%	10.55%	-0.61%	1.79%
No Sales Charges
Class S	-10.20%	-8.77%	11.43%	0.27%	2.70%
Institutional Class	-10.04%	-8.62%	11.59%	0.41%	2.81%
Dow Jones UBS Commodity Index+	-11.04%	-13.37%	6.26%	-3.32%	-1.58%

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2011 are 1.50%, 2.39%, 2.26%, 1.26% and 1.13% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Enhanced Commodity Strategy Fund — Class A [] Dow Jones UBS Commodity Index+

Years ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.

+ The Dow Jones UBS Commodity Index tracks a diversified group of commodities comprised of futures contracts on 19 physical commodities traded on both U.S. and London exchanges. No single commodity may constitute less than 2% or more than 15% of the index as of the annual reweighting of the components. The index is calculated using closing market prices and translates into U.S. dollars using the London close foreign exchange rates.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 12/31/11	$3.37	$3.11	$3.12	$3.41	$3.41
6/30/11	$4.42	$4.09	$4.10	$4.47	$4.48
Distribution Information Six Months as of 12/31/11: Income Dividends	$.65	$.59	$.59	$.66	$.67

Morningstar Rankings — Commodities Broad Basket Funds Category as of 12/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	64	of	103	62
3-Year	15	of	47	31
5-Year	10	of	29	32
Class B 1-Year	69	of	103	67
3-Year	18	of	47	37
5-Year	13	of	29	43
Class C 1-Year	68	of	103	66
3-Year	17	of	47	35
5-Year	12	of	29	39
Class S 1-Year	62	of	103	60
3-Year	14	of	47	28
5-Year	9	of	29	29
Institutional Class 1-Year	60	of	103	58
3-Year	13	of	47	26
5-Year	8	of	29	25

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Consolidated Portfolio Summary

The Fund invests in commodity-linked derivative instruments backed by a portfolio of fixed-income instruments

Consolidated Investment Portfolio

as of December 31, 2011 (Unaudited)
	Principal Amount ($)	Value ($)

Corporate Bonds 32.4%
Consumer Discretionary 0.8%
Kia Motors Corp., 144A, 3.625%, 6/14/2016	1,400,000	1,387,897
Mattel, Inc., 2.5%, 11/1/2016	605,000	608,888
NBCUniversal Media LLC, 3.65%, 4/30/2015	2,000,000	2,110,938
News America, Inc., 7.6%, 10/11/2015	2,000,000	2,280,388
Viacom, Inc., 2.5%, 12/15/2016	1,690,000	1,689,358
		8,077,469
Consumer Staples 0.2%
Safeway, Inc., 3.4%, 12/1/2016	2,000,000	2,051,134
Energy 2.0%
Canadian Natural Resources Ltd., 5.15%, 2/1/2013	3,000,000	3,129,429
Energy Transfer Partners LP, 6.0%, 7/1/2013	3,000,000	3,158,175
IPIC GMTN Ltd., 144A, 3.75%, 3/1/2017	1,500,000	1,494,375
Kinder Morgan Energy Partners LP, 3.5%, 3/1/2016	2,100,000	2,183,414
Korea National Oil Corp., 144A, 4.0%, 10/27/2016	1,090,000	1,119,359
Plains All American Pipeline LP, 4.25%, 9/1/2012	3,000,000	3,060,195
Transocean, Inc., 4.95%, 11/15/2015	5,560,000	5,677,583
		19,822,530
Financials 25.1%
Abbey National Treasury Services PLC, 1.718%*, 4/25/2013	9,600,000	9,600,000
AEGON NV, 4.625%, 12/1/2015	4,235,000	4,390,425
American Express Credit Corp., Series D, 5.125%, 8/25/2014	6,000,000	6,445,914
American International Group, Inc.:
Series MP, 0.663%*, 3/20/2012	3,000,000	2,973,702
3.65%, 1/15/2014	4,000,000	3,884,760
Anglo American Capital PLC, 144A, 9.375%, 4/8/2014	2,000,000	2,283,082
Aristotle Holding, Inc., 144A, 2.75%, 11/21/2014	5,000,000	5,060,620
Banco Bradesco SA, 144A, 2.561%*, 5/16/2014	3,000,000	2,944,593
Banco Santander Chile, 144A, 2.875%, 11/13/2012	2,300,000	2,309,168
Banco Votorantim SA, 144A, 5.25%, 2/11/2016	5,000,000	5,030,000
Bank of Scotland PLC, 5.5%, 6/15/2012	3,000,000	3,048,288
Barclays Bank PLC, 144A, 2.5%, 9/21/2015	3,245,000	3,201,076
BB&T Corp., 1.125%*, 4/28/2014	5,665,000	5,594,595
BHP Billiton Finance U.S.A. Ltd., 1.875%, 11/21/2016	3,950,000	3,989,998
BNP Paribas Home Loan Covered Bonds SA, 144A, 2.2%, 11/2/2015	4,000,000	3,846,276
Canadian Imperial Bank of Commerce, 144A, 2.75%, 1/27/2016	5,000,000	5,172,700
Capital One Financial Corp., 1.553%*, 7/15/2014	5,000,000	4,840,355
Commonwealth Bank of Australia, 144A, 3.1%, 3/31/2017	6,000,000	6,024,348
Compagnie de Financement Foncier, 144A, 2.125%, 4/22/2013	3,335,000	3,299,189
Credit Agricole Home Loan SFH, 144A, 1.162%*, 7/21/2014	5,000,000	4,803,605
Daimler Finance North America LLC, 144A, 1.184%*, 3/28/2014	5,000,000	4,825,275
Deutsche Telekom International Finance BV, 144A, 3.125%, 4/11/2016	5,000,000	5,037,120
Export-Import Bank of Korea, 3.75%, 10/20/2016	5,000,000	5,013,300
FUEL Trust, 144A, 3.984%, 6/15/2016	8,000,000	7,998,920
General Electric Capital Corp.:
0.763%*, 6/20/2016	5,000,000	4,662,175
5.25%, 2/21/2012	3,000,000	3,013,935
Genworth Global Funding Trusts, 0.597%*, 5/15/2012	1,300,000	1,296,447
GTP Acquisition Partners I LLC, "C", 144A, 4.347%, 6/15/2016	3,530,000	3,514,976
Health Care REIT, Inc., (REIT), 3.625%, 3/15/2016	5,115,000	5,033,963
Hyundai Capital America, 144A, 3.75%, 4/6/2016	5,480,000	5,463,116
International Finance Corp., 0.65%, 11/1/2013	5,000,000	5,006,945
Intesa Sanpaolo SpA, 144A, 2.906%*, 2/24/2014	6,515,000	5,736,106
KeyCorp, Series H, 6.5%, 5/14/2013	5,500,000	5,818,973
Metropolitan Life Global Funding I, 144A, 5.2%, 9/18/2013	3,000,000	3,180,870
National Australia Bank Ltd., 144A, 1.111%*, 4/11/2014	5,000,000	4,949,760
Nederlandse Waterschapsbank NV, 144A, 0.7%, 5/8/2013	10,000,000	9,900,060
New York Life Global Funding, 144A, 4.65%, 5/9/2013	3,000,000	3,145,263
Petrobras International Finance Co., 3.875%, 1/27/2016	2,710,000	2,791,872
Principal Life Income Funding Trust, 0.618%*, 11/8/2013	3,000,000	2,946,522
Prudential Financial, Inc., Series D, 5.8%, 6/15/2012	3,000,000	3,042,432
RCI Banque SA, 144A, 2.261%*, 4/11/2014	5,330,000	5,079,591
Royal Bank of Canada, 144A, 3.125%, 4/14/2015	5,000,000	5,246,095
Royal Bank of Scotland PLC, 144A, 2.07%*, 3/11/2014	6,000,000	5,831,555
Santander U.S. Debt SA Unipersonal, 144A, 2.991%, 10/7/2013	4,000,000	3,824,052
Scotland International Finance No. 2 BV, 144A, 4.25%, 5/23/2013	3,000,000	2,670,000
Societe Generale SA, 144A, 1.441%*, 4/11/2014	8,300,000	7,313,329
SunTrust Banks, Inc., 3.6%, 4/15/2016	4,570,000	4,653,800
Svensk Exportkredit AB, 2.125%, 7/13/2016	4,590,000	4,550,186
Telecom Italia Capital SA:
4.95%, 9/30/2014	1,800,000	1,670,767
6.175%, 6/18/2014	4,000,000	3,847,460
Teva Pharmaceutical Finance Co. BV, 2.4%, 11/10/2016	5,000,000	5,085,440
Teva Pharmaceutical Finance III BV, 1.067%*, 3/21/2014	4,065,000	4,041,390
The Goldman Sachs Group, Inc., 4.75%, 7/15/2013	5,400,000	5,471,420
U.S. Bank NA, 0.681%*, 10/14/2014	4,000,000	3,908,752
Woodside Finance Ltd., 144A, 4.5%, 11/10/2014	6,000,000	6,317,454
Xstrata Canada Financial Corp., 144A, 3.6%, 1/15/2017	4,700,000	4,738,733
		255,370,748
Health Care 0.6%
Amgen, Inc., 2.5%, 11/15/2016	5,000,000	5,059,970
Gilead Sciences, Inc., 2.4%, 12/1/2014	1,125,000	1,145,259
		6,205,229
Industrials 0.4%
Ingersoll-Rand Global Holding Co., Ltd., 9.5%, 4/15/2014	3,342,000	3,884,644
Information Technology 0.3%
Xerox Corp., 6.4%, 3/15/2016	3,000,000	3,356,808
Materials 1.1%
Airgas, Inc., 2.95%, 6/15/2016	1,830,000	1,869,248
ArcelorMittal:
3.75%, 3/1/2016	3,000,000	2,847,864
9.0%, 2/15/2015	2,000,000	2,211,172
Berry Plastics Corp., 5.153%*, 2/15/2015	500,000	493,750
Hyundai Steel Co., 144A, 4.625%, 4/21/2016	3,500,000	3,488,681
		10,910,715
Telecommunication Services 0.3%
Telefonica Emisiones SAU, 6.421%, 6/20/2016	3,000,000	3,139,482
Utilities 1.6%
Abu Dhabi National Energy Co., 144A, 4.125%, 3/13/2017	2,400,000	2,415,000
Korea Electric Power Corp., 144A, 3.0%, 10/5/2015	3,400,000	3,407,348
New York State Electric & Gas Corp., 5.5%, 11/15/2012	1,600,000	1,656,090
PPL Energy Supply LLC, 5.4%, 8/15/2014	4,450,000	4,802,373
Sempra Energy, 1.306%*, 3/15/2014	4,500,000	4,481,820
		16,762,631
Total Corporate Bonds (Cost $333,721,990)		329,581,390

Asset-Backed 1.6%
Automobile Receivables 0.9%
AmeriCredit Automobile Receivables Trust, "A3", Series 2010-2, 1.71%, 8/8/2014	1,000,000	1,003,115
Carmax Auto Owner Trust, "A3", Series 2010-3, 0.99%, 2/17/2015	2,376,000	2,380,444
CPS Auto Trust, "A4", Series 2007-B, 144A, 5.6%, 1/15/2014	965,820	969,643
Santander Drive Auto Receivables Trust, "A2", Series 2011-1, 0.94%, 2/18/2014	5,263,000	5,257,229
		9,610,431
Credit Card Receivables 0.7%
Citibank Omni Master Trust, "A13", Series 2009-A13, 144A, 5.35%, 8/15/2018	2,105,000	2,299,345
GE Capital Credit Card Master Note Trust, "A", Series 2010-3, 2.21%, 6/15/2016	3,000,000	3,059,338
MBNA Credit Card Master Note Trust, "C1", Series 2006-C1, 0.698%*, 7/15/2015	1,500,000	1,487,876
		6,846,559
Total Asset-Backed (Cost $16,417,501)		16,456,990

Commercial Mortgage-Backed Securities 3.4%
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
"B", Series 2005-2, 5.287%*, 7/10/2043	5,000,000	4,544,945
"AM", Series 2006-3, 6.054%*, 7/10/2044	3,125,000	3,016,409
Credit Suisse Mortgage Capital Certificates, "A2", Series 2007-C1, 5.268%, 2/15/2040	230,904	230,656
CS First Boston Mortgage Securities Corp.:
"A6", Series 2004-C4, 4.691%, 10/15/2039	5,000,000	5,305,905
"D", Series 2004-C1, 144A, 4.956%, 1/15/2037	3,000,000	2,892,348
"B", Series 2005-C5, 5.1%, 8/15/2038	1,500,000	1,295,457
"H", Series 2002-CKP1, 144A, 7.224%*, 12/15/2035	725,000	725,370
First Union-Lehman Brothers-Bank of America, "D", Series 1998-C2, 6.778%, 11/18/2035	5,185,985	5,303,110
GMAC Commercial Mortgage Securities, Inc., "F", Series 2003-C1, 144A, 4.718%, 5/10/2036	1,823,000	1,784,290
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4B", Series 2005-LDP3, 4.996%, 8/15/2042	2,800,000	2,924,502
"AM", Series 2005-LDP4, 4.999%, 10/15/2042	2,630,000	2,766,821
"AM", Series 2006-CB16, 5.593%, 5/12/2045	1,000,000	950,379
"F", Series 2003-ML1A, 144A, 5.898%*, 3/12/2039	3,500,000	3,522,103
Total Commercial Mortgage-Backed Securities (Cost $36,635,352)		35,262,295

Collateralized Mortgage Obligations 3.1%
Banc of America Mortgage Securities, Inc.:
"2A1", Series 2004-5, 5.5%, 6/25/2034	1,592,851	1,604,895
"1A1", Series 2005-11, 5.75%, 12/25/2035	2,577,585	2,553,993
Credit Suisse Mortgage Capital Certificates, "A1", Series 2011-7R, 144A, 1.544%*, 8/28/2047	6,640,523	6,516,958
Federal Home Loan Mortgage Corp.:
"FY", Series 3487, 0.928%*, 6/15/2037	1,567,790	1,566,214
"PD", Series 2681, 5.0%, 8/15/2020	45,584	45,516
"PD", Series 2575, 5.5%, 12/15/2030	402,012	402,038
Federal National Mortgage Association:
"FB", Series 1996-44, 1.113%*, 9/25/2023	273,009	276,128
"A", Series 2004-5, 4.0%, 11/25/2016	464,824	463,592
"NA", Series 2005-33, 5.0%, 11/25/2022	1,271,380	1,280,431
"QD", Series 2005-20, 5.0%, 3/25/2028	469,326	468,105
"AD", Series 2008-74, 5.0%, 4/25/2037	2,012,971	2,033,425
Government National Mortgage Association, "BA", Series 2009-57, 2.25%, 6/16/2039	1,879,651	1,901,458
Thornburg Mortgage Securities Trust:
"4A3", Series 2007-3, 0.467%*, 6/25/2047	3,975,902	3,888,774
"2A1", Series 2007-3, 0.514%*, 6/25/2047	9,139,228	8,884,527
Total Collateralized Mortgage Obligations (Cost $32,227,727)		31,886,054

Government & Agency Obligations 26.9%
Other Government Related (a) 4.9%
BRFkredit AS, 144A, 0.653%*, 4/15/2013	2,500,000	2,500,383
Dexia Credit Local, 144A, 0.644%*, 1/12/2012	3,000,000	2,999,532
European Investment Bank, 1.5%, 5/15/2014 (b)	5,000,000	5,020,220
FIH Erhvervsbank AS, 144A, 0.912%*, 6/13/2013	3,000,000	2,997,123
Japan Finance Corp., 2.25%, 7/13/2016	5,000,000	5,137,215
Korea National Oil Corp., 144A, 5.375%, 7/30/2014	6,000,000	6,380,574
Kreditanstalt fuer Wiederaufbau, 1.25%, 6/15/2012	3,000,000	3,008,769
OeBB Infrastruktur AG, 4.75%, 10/28/2013	10,000,000	10,469,000
Private Export Funding Corp., 2.125%, 7/15/2016	5,000,000	5,198,560
Suncorp-Metway Ltd.:
0.636%*, 10/19/2012	1,650,000	1,646,411
144A, 1.903%*, 7/16/2012	1,370,000	1,380,471
Westpac Banking Corp., Series G, 144A, 0.734%*, 12/14/2012	3,000,000	3,002,889
		49,741,147
Sovereign Bonds 1.1%
Export Development Canada, 1.5%, 5/15/2014	3,200,000	3,269,542
MDC-GMTN BV, 144A, 3.75%, 4/20/2016	5,000,000	5,139,525
Province of British Columbia, 2.85%, 6/15/2015	2,755,000	2,918,804
		11,327,871
U.S. Government Sponsored Agencies 4.9%
Federal Farm Credit Bank, 1.375%, 6/25/2013	4,000,000	4,065,272
Federal Home Loan Bank:
0.375%, 11/27/2013	10,000,000	9,988,850
0.5%, 8/28/2013	10,715,000	10,734,544
Federal Home Loan Mortgage Corp.:
0.375%, 11/30/2012	2,500,000	2,504,868
1.0%, 8/27/2014	15,000,000	15,145,995
Federal National Mortgage Association, 1.125%, 7/30/2012	7,380,000	7,419,638
		49,859,167
U.S. Treasury Obligations 16.0%
U.S. Treasury Notes:
0.25%, 11/30/2013	25,000,000	25,002,925
0.25%, 12/15/2014	20,000,000	19,934,380
0.375%, 11/15/2014	23,000,000	23,014,375
0.5%, 11/15/2013 (b)	15,000,000	15,069,135
0.75%, 6/15/2014	20,000,000	20,217,180
0.875%, 11/30/2016	4,000,000	4,012,188
1.0%, 8/31/2016	780,000	788,532
1.0%, 10/31/2016	10,000,000	10,096,880
1.25%, 8/31/2015 (b)	16,000,000	16,424,992
1.375%, 11/30/2015 (b)	10,000,000	10,304,690
1.5%, 7/31/2016	2,000,000	2,067,656
4.25%, 8/15/2013 (b)	15,235,000	16,219,318
		163,152,251
Total Government & Agency Obligations (Cost $272,822,454)		274,080,436

Loan Participations and Assignments 5.1%
Senior Loans* 4.0%
American Rock Salt Holdings LLC, Term Loan, 5.5%, 4/25/2017	497,500	492,836
Aptalis Pharma, Inc., Term Loan B, 5.5%, 2/10/2017	496,250	476,400
Asurion LLC, First Lien Term Loan, 5.5%, 5/24/2018	954,545	938,504
Avaya, Inc., Term Loan B3, 5.006%, 10/26/2017	1,649,997	1,581,588
AVG Technologies NV, Term Loan, 7.5%, 3/15/2016	500,000	470,000
Bellisio Foods, Inc., Term Loan, 7.5%, 12/30/2017	500,000	492,500
Brock Holdings III, Inc., Term Loan B, 6.0%, 3/16/2017	496,250	482,852
Burlington Coat Factory Warehouse Corp., Term Loan B, 6.25%, 2/23/2017	987,500	971,705
CareStream Health, Inc., Term Loan B, 5.0%, 2/25/2017	992,354	894,582
Chrysler Group LLC, Term Loan, 6.0%, 5/24/2017	995,000	944,255
CPG International, Inc., Term Loan B, 6.0%, 2/18/2017	991,241	926,810
CPI International, Inc., Term Loan B, 5.0%, 2/9/2017	495,000	487,575
Cumulus Media, Inc., Term Loan, 5.75%, 9/17/2018	2,000,000	1,965,360
Datatel, Inc., Term Loan B, 6.25%, 7/13/2018	500,000	500,783
Equipower Resources Holdings LLC, Term Loan B, 5.75%, 1/26/2018	1,927,312	1,830,946
Exopack LLC, Term Loan, 6.5%, 5/31/2017	1,243,750	1,218,874
Fairway Group Acquisition Co., Term Loan A, 7.5%, 3/3/2017	992,502	964,588
Frac Tech International LLC, Term Loan B, 6.25%, 5/6/2016	1,266,997	1,252,166
Global Tel*Link Corp., Term Loan B, 7.0%, 12/14/2017	500,000	492,503
Gymboree Corp., Term Loan, 5.0%, 2/23/2018	982,481	877,233
Harbor Freight Tools U.S.A., Inc., First Lien Term Loan, 6.5%, 12/22/2017	1,990,000	1,984,408
Hercules Offshore LLC, Term Loan B, 7.5%, 7/11/2013	476,523	466,993
Istar Financial, Inc., Term Loan A2, 7.0%, 6/30/2014	1,000,000	970,005
Kalispel Tribal Economic Authority, Term Loan B, 7.5%, 2/22/2017	1,459,659	1,357,483
Landry's Restaurants, Inc., Term Loan A, 6.25%, 12/1/2014	494,988	492,926
Language Line LLC, Second Lien Term Loan, 10.5%, 12/20/2016	400,000	395,250
Moneygram International, Inc., Term Loan B1, 4.5%, 11/17/2017	498,750	491,892
National Bedding Co., LLC, Second Lien Term Loan, 5.5%, 2/28/2014	500,000	490,000
Nebraska Book Co., Inc., Debtor in Possession Term Loan B, 7.25%, 7/27/2012	500,000	492,500
NeuStar, Inc., Term Loan B, 5.0%, 11/8/2018	498,750	499,997
NPC International, Inc., Term Loan B, 6.75%, 12/28/2018	500,000	501,875
Nuveen Investments, Inc., Term Loan, 6.079%, 5/12/2017	500,000	481,875
Oceania Cruises, Inc., Term Loan B, 5.375%, 4/27/2015	2,000,000	1,920,000
Orbitz Worldwide, Inc., Term Loan, 3.523%, 7/25/2014	959,742	829,375
Oriental Trading Co., Inc., Term Loan B, 7.0%, 2/10/2017	1,394,860	1,354,758
Postmedia Network, Inc., Term Loan C, 6.25%, 7/13/2016	343,459	338,676
Remy International, Inc., Term Loan B, 6.25%, 12/16/2016	495,000	489,226
Sabre, Inc., Term Loan B, 2.296%, 9/30/2014	494,805	410,824
Springleaf Finance Corp., Term Loan, 5.5%, 5/10/2017	1,750,000	1,529,789
Star West Generation LLC, Term Loan B, 6.0%, 5/14/2018	1,692,308	1,666,923
Summit Entertainment LLC, Term Loan, 7.5%, 9/7/2016	920,518	911,312
Texas Competitive Electric Holdings Co., LLC, Term Loan, 4.776%, 10/10/2017	961,389	611,169
U.S. Airways Group, Inc., Term Loan, 2.796%, 3/21/2014	986,111	858,903
U.S. Foodservice, Inc., Term Loan B, 5.75%, 3/31/2017	496,250	478,470
Volume Services America, Inc., Term Loan B, 10.5%, 9/16/2016	490,037	489,425
Western Refining, Inc., Term Loan B, 7.5%, 3/15/2017	1,985,000	1,995,550
		40,771,664
Sovereign Loans 1.1%
Gazprom OAO, 144A, 4.95%, 5/23/2016	3,000,000	3,003,750
OJSC Russian Agricultural Bank:
Series 1, 144A, 7.175%, 5/16/2013	1,846,000	1,917,532
144A, 9.0%, 6/11/2014	3,000,000	3,240,000
VTB Bank, 144A, 6.465%, 3/4/2015	3,000,000	3,007,500
		11,168,782
Total Loan Participations and Assignments (Cost $53,548,997)		51,940,446

Municipal Bonds and Notes 5.4%
California, State General Obligation, 4.0%, 9/1/2014	2,110,000	2,280,847
Connecticut, General Obligation, Series A, Prerefunded, 5.0%, 4/15/2020	1,000,000	1,061,200
Dallas, TX, Waterworks & Sewer System Revenue, Prerefunded, 5.0%, 10/1/2020, INS: AGMC	995,000	1,054,143
Florida, Jacksonville Electric Authority Revenue, Series 23, 5.0%, 10/1/2014	2,110,000	2,343,746
Florida, State Board of Public Education, Capital Outlay 2011, Series C, 4.0%, 6/1/2014	1,590,000	1,723,655
Frisco, TX, General Obligation, 4.0%, 2/15/2014	985,000	1,058,934
Georgia, State General Obligation, Series E-2, 4.0%, 9/1/2013	4,385,000	4,657,308
Houston, TX, Community College, 4.0%, 2/15/2014	425,000	456,901
Houston, TX, Utility System Revenue, Series E, 5.0%, 11/15/2013	845,000	916,124
Indiana, State Finance Authority Highway Revenue, Series A, 4.0%, 12/1/2013	840,000	898,632
King County, WA, Sewer Revenue, Series B, 5.0%, 1/1/2013	1,055,000	1,105,324
Massachusetts, State School Building Authority Sales Tax Revenue, Series A, 4.0%, 5/15/2014	3,250,000	3,518,840
Massachusetts, State Special Obligation Revenue, Senior Federal Highway, Grant Anticipation Note Program, Series A, 5.0%, 6/15/2013	740,000	790,572
New Jersey, Economic Development Authority Revenue, School Facilities, Series F, Prerefunded, 5.25%, 6/15/2022, INS: FGIC	2,060,000	2,210,153
New Mexico, State Finance Authority, Transportation Revenue, Series A-1, 5.0%, 12/15/2013	845,000	922,106
New York, General Obligation, Series G, 5.0%, 8/1/2014	1,055,000	1,170,132
New York, State Local Government Assistance Corp., Series A, 5.0%, 4/1/2014	4,245,000	4,683,466
New York, State Thruway Authority, Personal Income Tax Revenue, Series A, 4.0%, 3/15/2014	1,055,000	1,135,138
New York, Tobacco Settlement Financing Corp., Series B, 5.0%, 6/1/2014	2,065,000	2,266,069
Pennsylvania, State General Obligation:
Prerefunded, 5.0%, 1/1/2020, INS: NATL	1,055,000	1,105,207
Series A, 5.0%, 5/1/2014	1,265,000	1,398,445
Sumner County, TN, General Obligation, 5.0%, 6/1/2014	3,505,000	3,883,820
Texas, State Public Finance Authority Revenue, Series A, 5.0%, 7/1/2014	2,270,000	2,522,855
Virginia, State College Building Authority, Educational Facilities Revenue, 21st Century College & Equipment, Series A, Prerefunded, 5.0%, 2/1/2015	845,000	925,317
Virginia, State Public School Financing Authority, 1997 Resolution, Series B, 5.0%, 8/1/2014	2,725,000	3,039,302
Washington, State Motor Vehicle Fuel Tax, Series B-1, 4.0%, 8/1/2014	4,125,000	4,492,702
Washington, University Revenues, Series A, 5.0%, 4/1/2014	3,015,000	3,320,691
Total Municipal Bonds and Notes (Cost $54,765,675)		54,941,629

Short-Term U.S. Treasury Obligations 15.1%
U.S. Treasury Bills:
0.064%**, 7/26/2012 (c)	7,000,000	6,997,404
0.069%**, 5/31/2012 (c)	3,805,000	3,803,891
0.072%**, 7/26/2012 (c)	35,000,000	34,980,470
0.09%**, 9/20/2012 (c)	45,000,000	44,970,412
0.094%**, 8/23/2012 (c)	25,000,000	24,984,578
0.097%**, 8/23/2012 (c)	24,000,000	23,984,725
0.12%,** 3/8/2012 (d)	12,293,000	12,292,607
0.15%**, 3/8/2012 (d)	1,774,000	1,773,943
Total Short-Term U.S. Treasury Obligations (Cost $153,785,697)		153,788,030

	Contracts	Value ($)

Put Options Purchased 0.0%
90 Day Eurodollar Future, Expiration Date 3/19/2012, Strike Price $99.25 (Cost $225,425)	1,000	150,000

	Shares	Value ($)

Securities Lending Collateral 5.6%
Daily Assets Fund Institutional, 0.18% (e) (f) (Cost $56,800,011)	56,800,011	56,800,011

Cash Equivalents 3.7%
Central Cash Management Fund, 0.07% (e) (Cost $37,341,748)	37,341,748	37,341,748

	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $1,048,292,577)+	102.3	1,042,229,029
Other Assets and Liabilities, Net	(2.3)	(23,686,091)
Net Assets	100.0	1,018,542,938

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2011.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $1,048,327,557. At December 31, 2011, net unrealized depreciation for all securities based on tax cost was $6,098,528. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,573,237 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,671,765.

(a) Government-backed debt issued by financial companies or government-sponsored enterprises.

(b) All or a portion of these securities were on loan (see Notes to Consolidated Financial Statements). The value of all securities loaned at December 31, 2011 amounted to $55,217,366, which is 5.4% of net assets.

(c) At December 31, 2011, this security has been pledged, in whole or in part, as collateral for open commodity-linked swap contracts.

(d) At December 31, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

FGIC: Financial Guaranty Insurance Co.

INS: Insured

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

REIT: Real Estate Investment Trust

At December 31, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
5 Year U.S. Treasury Note	USD	3/30/2012	525	64,710,352	257,655
Brent Crude Oil Futures	USD	2/14/2012	100	10,687,000	(165,030)
Brent Crude Oil Futures	USD	11/15/2012	150	15,583,500	179,115
Copper Futures	USD	1/19/2012	150	28,481,850	1,371,663
Copper Futures	USD	2/17/2012	100	18,999,150	(3,650)
Gasoline Rbob Futures	USD	2/29/2012	37	4,126,181	(13,711)
Gold 100 OZ Futures	USD	2/27/2012	100	15,668,000	(1,132,460)
Total net unrealized appreciation					493,582

At December 31, 2011, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
2 Year U.S. Treasury Note	USD	3/30/2012	500	110,273,438	(94,850)
Copper Futures	USD	1/19/2012	150	28,481,850	473,950
Copper Futures	USD	2/17/2012	20	3,799,830	145,110
Heating Oil Futures	USD	2/29/2012	37	4,515,769	222,123
Light Sweet Crude Oil Futures	USD	2/21/2012	100	9,900,000	130,855
Total net unrealized appreciation					877,188

At December 31, 2011, open written option contracts were as follows:
Written Options	Contract Amount	Expiration Date	Strike Price ($)	Value ($) (g)
Put Options 90 Day Eurodollar Future (Premium received $124,575)	1,000	3/19/2012	99.0	81,250

(g) Unrealized appreciation at December 31, 2011 was $43,325.

At December 31, 2011, open commodity-linked swap contracts were as follows:
Expiration Date	Notional Amount ($)		Fixed Fee Paid by the Fund	Pay/Receive Return of the Reference Index	Value ($) (h)
Long Positions
1/24/2012	32,611,800	1	0.45%	Barclays Capital Pure Beta Dow Jones-UBS Excess Return Index	888,000
1/24/2012	411,934,500	2	0.23%	Citi Cubes Dow Jones-UBS Weighted Index	13,697
1/24/2012	3,132,000	1	0.16%	Dow Jones-UBS Aluminum Subindex	86,671
1/24/2012	40,137,600	3	0.25%	Dow Jones-UBS Commodity Index 3 Month Forward	1,220,303
1/24/2012	90,309,600	4	0.23%	Dow Jones-UBS Commodity Index 3 Month Forward	2,746,553
1/24/2012	97,835,400	1	0.48%	Dow Jones-UBS Commodity Index	2,907,538
1/24/2012	1,730,000	1	0.16%	Dow Jones-UBS Crude Oil Subindex	65,714
1/24/2012	880,000	1	0.16%	Dow Jones-UBS Wheat Subindex	109,035
1/24/2012	110,378,400	5	0.43%	Goldman Dow Jones-UBS Commodity Excess Return E95 Strategy	3,181,014
1/24/2012	100,344,000	6	0.46%	JPMorgan Alternative Benchmark Enhanced Beta Select Excess Return Index	3,007,128
1/24/2012	25,086,000	7	0.45%	Merrill Lynch Backwardation Momentum Long Only Excess Return Index	683,260
1/24/2012	75,258,000	7	0.34%	Merrill Lynch Commodity Index eXtra LDA Excess Return Index	2,256,269
1/24/2012	508,638,200	8	0.12%	UBS Basket	982,177
Short Positions
1/24/2012	75,049,500	6	0.0%	Dow Jones-UBS Commodity Index	(2,280,994)
1/24/2012	75,049,500	7	0.08%	Dow Jones-UBS Commodity Index	(2,283,899)
1/24/2012	2,772,000	1	0.09%	Dow Jones-UBS Corn Subindex	(313,949)
1/24/2012	5,947,500	6	0.0%	Dow Jones-UBS Gold Subindex	205,823
1/24/2012	3,965,000	1	0.09%	Dow Jones-UBS Gold Subindex	50,048
1/24/2012	3,607,000	1	0.09%	Dow Jones-UBS Heating Oil Subindex	(78,922)
Total net unrealized appreciation					13,445,466

(h) There are no upfront payments on the commodity-linked swaps listed above, therefore unrealized appreciation (depreciation) is equal to their value.

At December 31, 2011, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (j)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (i)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
12/20/2010 3/20/2016	5,000,000	4	1.0%	Freeport- McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017, BBB	(137,570)	(1,958)	(135,612)

(i) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

(j) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

At December 31, 2011, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
9/24/2012 9/24/2013	30,000,000	9	Fixed — 0.49%	Floating — LIBOR	80,317	54,775	25,542
9/24/2012 9/24/2013	30,000,000	4	Fixed — 0.49%	Floating — LIBOR	80,318	(2,586)	82,904
9/24/2012 9/24/2016	80,000,000	9	Fixed — 1.325%	Floating — LIBOR	(163,290)	—	(163,290)
9/24/2012 9/24/2016	80,000,000	4	Fixed — 0.49%	Floating — LIBOR	(163,290)	31,178	(194,468)
Total net unrealized depreciation							(249,312)

Counterparties:

1 Barclays Bank PLC

2 Citigroup, Inc.

3 BNP Paribas

4 Morgan Stanley

5 The Goldman Sachs & Co.

6 JPMorgan Chase Securities, Inc.

7 Merrill Lynch & Co., Inc.

8 UBS AG

9 Bank of America

LIBOR: London Interbank Offered Rate
Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, commodity-linked swap contracts, credit default swap contracts, interest rate swap contracts, purchased options and written options contracts, please refer to Note B in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed-Income Investments (k)
Corporate Bonds	$—	$329,581,390	$—	$329,581,390
Asset-Backed	—	16,456,990	—	16,456,990
Commercial Mortgage-Backed Securities	—	35,262,295	—	35,262,295
Collateralized Mortgage Obligations	—	31,886,054	—	31,886,054
Government & Agency Obligations	—	274,080,436	—	274,080,436
Loan Participations and Assignments	—	51,940,446	—	51,940,446
Municipal Bonds and Notes	—	54,941,629	—	54,941,629
Short-Term U.S. Treasury Obligations	—	153,788,030	—	153,788,030
Short-Term Investments (k)	94,141,759	—	—	94,141,759
Derivatives (l)	2,930,471	18,511,676	—	21,442,147
Total	$97,072,230	$966,448,946	$—	$1,063,521,176
Liabilities
Derivatives (l)	$(1,490,951)	$(5,451,134)	$—	$(6,942,085)
Total	$(1,490,951)	$(5,451,134)	$—	$(6,942,085)

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended December 31, 2011.

(k) See Consolidated Investment Portfolio for additional detailed categorizations.

(l) Derivatives include the value of options purchased and written options, at value, unrealized appreciation (depreciation) on futures contracts, commodity-linked swap contracts, credit default swap contracts and interest rate swap contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Government & Agency Obligations		Corporate Bonds		Total
Balance as of June 30, 2011	$2,925,000		$5,970,000		$8,895,000
Realized gain (loss)	—		—		—
Change in unrealized appreciation (depreciation)	—		—		—
Amortization premium/discount	—		—		—
Purchases	—		—		—
(Sales)	—		—		—
Transfers into Level 3	—		—		—
Transfers (out) of Level 3	(2,925,000	) (m)	(5,970,000	) (m)	(8,895,000)
Balance as of December 31, 2011	$—		$—		$—
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2011	$—		$—		$—

Transfers between price levels are recognized at the beginning of the reporting period.

(m) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
as of December 31, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $954,150,818) — including $55,217,366 of securities loaned	$948,087,270
Investment in Daily Assets Fund Institutional (cost $56,800,011)*	56,800,011
Investment in Central Cash Management Fund, at value (cost $37,341,748)	37,341,748
Total investments in securities, at value (cost $1,048,292,577)	1,042,229,029
Cash	738,460
Receivable for investments sold	1,416,250
Receivable for Fund shares sold	19,408,262
Interest receivable	4,439,264
Receivable for daily variation margin on futures contracts	2,198,309
Unrealized appreciation on swap contracts	18,511,676
Upfront payments paid on swap contracts	85,953
Other assets	249,721
Total assets	1,089,276,924
Liabilities
Payable upon return of securities loaned	56,800,011
Payable for investments purchased	982,500
Payable for Fund shares redeemed	5,530,291
Options written, at value (premium received $124,575)	81,250
Unrealized depreciation on swap contracts	5,451,134
Upfront payments received on swap contracts	4,544
Accrued management fee	815,242
Other accrued expenses and payables	1,069,014
Total liabilities	70,733,986
Net assets, at value	$1,018,542,938

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of December 31, 2011 (Unaudited) (continued)
Net Assets Consist of
Undistributed investment income	1,484,165
Net unrealized appreciation (depreciation) on: Investments	(6,063,548)
Swap contracts	13,060,542
Futures	1,370,770
Written options	43,325
Accumulated net realized gain (loss)	(378,652,642)
Paid-in capital	1,387,300,326
Net assets, at value	$1,018,542,938
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($354,367,959 ÷ 105,033,694 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$3.37
Maximum offering price per share (100 ÷ 94.25 of $3.37)	$3.58
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,640,567 ÷ 1,491,475 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$3.11
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($101,287,173 ÷ 32,499,380 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$3.12
Class S Net Asset Value, offering and redemption price(a) per share ($279,573,059 ÷ 82,104,767 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$3.41
Institutional Class Net Asset Value, offering and redemption price(a) per share ($278,674,180 ÷ 81,656,609 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$3.41

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations
for the six months ended December 31, 2011 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $8,075)	$9,640,536
Income distributions — Central Cash Management Fund	108,205
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	31,350
Total income	9,780,091
Expenses: Management fee	5,496,560
Administration fee	602,304
Services to shareholders	817,352
Distribution and service fees	1,113,020
Custodian fee	90,318
Professional fees	95,341
Reports to shareholders	74,988
Registration fees	139,094
Trustees' fees and expenses	16,154
Other	28,405
Total expenses before expense reductions	8,473,536
Expense reductions	(714)
Total expenses after expense reductions	8,472,822
Net investment income (loss)	1,307,269
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,650,571
Swap contracts	(165,014,418)
Futures	(7,844,191)
Foreign currency	1,735
(171,206,303)
Change in net unrealized appreciation (depreciation) on: Investments	(8,387,339)
Swap contracts	53,436,193
Futures	(2,007,504)
Written options	43,325
Foreign currency	(1,994)
43,082,681
Net gain	(128,123,622)
Net increase (decrease) in net assets resulting from operations	$(126,816,353)

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended December 31, 2011 (Unaudited)	Year Ended June 30, 2011
Operations: Net investment income (loss)	$1,307,269	$(633,082)
Net realized gain (loss)	(171,206,303)	173,637,352
Change in net unrealized appreciation (depreciation)	43,082,681	(29,268,993)
Net increase (decrease) in net assets resulting from operations	(126,816,353)	143,735,277
Distributions to shareholders from: Net investment income: Class A	(64,861,227)	—
Class B	(880,287)	—
Class C	(17,174,368)	—
Class S	(49,820,780)	—
Class M**	(3,995,572)	—
Institutional Class	(47,242,683)	—
Total distributions	(183,974,917)	—
Fund share transactions: Proceeds from shares sold	353,421,974	1,004,533,094
Net assets acquired in tax-free reorganization*	—	139,018,702
Reinvestment of distributions	151,743,577	—
Payments for shares redeemed	(487,131,116)	(363,467,491)
Redemption fees	32,242	435,753
Net increase (decrease) in net assets from Fund share transactions	18,066,677	780,520,058
Increase (decrease) in net assets	(292,724,593)	924,255,335
Net assets at beginning of period	1,311,267,531	387,012,196
Net assets at end of period (including undistributed net investment income and net investment income of $1,484,165 and $184,151,813, respectively)	$1,018,542,938	$1,311,267,531

* On August 20, 2010, DWS Enhanced Commodity Strategy Fund, Inc. was acquired by the Fund through a tax-free reorganization (see Note H).

** On August 26, 2011, Class M shares converted into Class S shares.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights
			Years Ended June 30,
Class A	Six Months Ended 12/31/11 (Unaudited)		2011	2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$4.42		$3.44	$3.22		$19.06		$13.13		$12.56
Income (loss) from investment operations: Net investment income (loss)a	.00	***	(.01)	(.02)		(.02)		(.08)		.02
Net realized and unrealized gain (loss)		(.40)	.99	.27		(10.54)		6.01		.83
Total from investment operations		(.40)	.98	.25		(10.56)		5.93		.85
Less distributions from: Net investment income		(.65)	—	(.03)		—		—		(.06)
Net realized gains	—		—	—		(5.28)		—		(.22)
Total distributions		(.65)	—	(.03)		(5.28)		—		(.28)
Redemption fees	.00	***	.00 ***	.00	***	.00	***	.00	***	.00	***
Net asset value, end of period	$3.37		$4.42	$3.44		$3.22		$19.06		$13.13
Total Return (%)b	(10.16	)**	28.49	7.33	c	(51.43	)c	45.16	c	6.95	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	354		489	153		123		372		211
Ratio of expenses before expense reductions (%)	1.47	*	1.50	1.66		1.79		1.62		1.74
Ratio of expenses after expense reductions (%)	1.47	*	1.50	1.58		1.51		1.50		1.51
Ratio of net investment income (loss) (%)	.16	*	(.17)	(.60)		(.25)		(.49)		.21
Portfolio turnover rate (%)	52	**	116	189		113		145		117
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended June 30,
Class B	Six Months Ended 12/31/11 (Unaudited)		2011	2010		2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$4.09		$3.21	$3.01		$18.71	$12.98	$12.45
Income (loss) from investment operations: Net investment income (loss)a		(.01)	(.04)	(.04)		(.05)	(.19)	(.06)
Net realized and unrealized gain (loss)		(.38)	.92	.24		(10.37)	5.92	.81
Total from investment operations		(.39)	.88	.20		(10.42)	5.73	.75
Less distributions from: Net investment income		(.59)	—	(.00	)***	—	—	—
Net realized gains	—		—	—		(5.28)	—	(.22)
Total distributions		(.59)	—	(.00	)***	(5.28)	—	(.22)
Redemption fees	.00	***	.00 ***	.00	***	.00 ***	.00 ***	.00 ***
Net asset value, end of period	$3.11		$4.09	$3.21		$3.01	$18.71	$12.98
Total Return (%)b,c	(10.49	)**	27.41	6.66		(51.85)	44.14	6.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5		7	8		9	25	17
Ratio of expenses before expense reductions (%)	2.37	*	2.39	2.48		2.65	2.41	2.52
Ratio of expenses after expense reductions (%)	2.35	*	2.35	2.33		2.26	2.25	2.26
Ratio of net investment income (loss) (%)	(.73	)*	(1.09)	(1.35)		(1.00)	(1.24)	(.54)
Portfolio turnover rate (%)	52	**	116	189		113	145	117
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended June 30,
Class C	Six Months Ended 12/31/11 (Unaudited)		2011	2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$4.10		$3.21	$3.01		$18.71		$12.98		$12.45
Income (loss) from investment operations: Net investment income (loss)a		(.01)	(.04)	(.04)		(.05)		(.19)		(.06)
Net realized and unrealized gain (loss)		(.38)	.93	.24		(10.37)		5.92		.81
Total from investment operations		(.39)	.89	.20		(10.42)		5.73		.75
Less distributions from: Net investment income		(.59)	—	(.00	)***	—		—		—
Net realized gains	—		—	—		(5.28)		—		(.22)
Total distributions		(.59)	—	(.00	)***	(5.28)		—		(.22)
Redemption fees	.00	***	.00 ***	.00	***	.00	***	.00	***	.00	***
Net asset value, end of period	$3.12		$4.10	$3.21		$3.01		$18.71		$12.98
Total Return (%)b	(10.39	)**	27.73	6.66	c	(51.85	)c	44.14	c	6.12	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	101		110	34		28		86		52
Ratio of expenses before expense reductions (%)	2.23	*	2.26	2.44		2.57		2.35		2.47
Ratio of expenses after expense reductions (%)	2.23	*	2.26	2.33		2.26		2.25		2.26
Ratio of net investment income (loss) (%)	(.61	)*	(.92)	(1.35)		(1.00)		(1.24)		(.54)
Portfolio turnover rate (%)	52	**	116	189		113		145		117
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended June 30,
Class S	Six Months Ended 12/31/11 (Unaudited)		2011		2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$4.47		$3.47		$3.25		$19.09		$13.13		$12.57
Income (loss) from investment operations: Net investment income (loss)a	.01		.00	***	(.01)		(.00	)***	(.05)		.04
Net realized and unrealized gain (loss)		(.41)	1.00		.26		(10.56)		6.02		.82
Total from investment operations		(.40)	1.00		.25		(10.56)		5.97		.86
Less distributions from: Net investment income		(.66)	—		(.03)		—		(.01)		(.08)
Net realized gains	—		—		—		(5.28)		—		(.22)
Total distributions		(.66)	—		(.03)		(5.28)		(.01)		(.30)
Redemption fees	.00	***	.00	***	.00	***	.00	***	.00	***	.00	***
Net asset value, end of period	$3.41		$4.47		$3.47		$3.25		$19.09		$13.13
Total Return (%)	(10.20	)**	28.82		7.81	b	(51.43	)b	45.50	b	7.12	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	280		328		65		40		34		14
Ratio of expenses before expense reductions (%)	1.37	*	1.26		1.40		1.62		1.48		1.57
Ratio of expenses after expense reductions (%)	1.37	*	1.26		1.38		1.31		1.32		1.36
Ratio of net investment income (loss) (%)	.26	*	.10		(.40)		(.05)		(.31)		.36
Portfolio turnover rate (%)	52	**	116		189		113		145		117
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.005.

			Years Ended June 30,
Institutional Class	Six Months Ended 12/31/11 (Unaudited)		2011		2010		2009		2008	2007
Selected Per Share Data
Net asset value, beginning of period	$4.48		$3.47		$3.25		$19.08		$13.12	$12.56
Income (loss) from investment operations: Net investment income (loss)a	.01		.01		(.01)		.01		(.04)	.05
Net realized and unrealized gain (loss)		(.41)	1.00		.27		(10.56)		6.03	.82
Total from investment operations		(.40)	1.01		.26		(10.55)		5.99	.87
Less distributions from: Net investment income		(.67)	—		(.04)		—		(.03)	(.09)
Net realized gains	—		—		—		(5.28)		—	(.22)
Total distributions		(.67)	—		(.04)		(5.28)		(.03)	(.31)
Redemption fees	.00	***	.00	***	.00	***	.00	***	.00 ***	.00	***
Net asset value, end of period	$3.41		$4.48		$3.47		$3.25		$19.08	$13.12
Total Return (%)	(10.04	)**	29.11		7.87	b	(51.41	)b	45.68	7.25	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	279		320		127		46		72	12
Ratio of expenses before expense reductions (%)	1.13	*	1.13		1.21		1.33		1.22	1.36
Ratio of expenses after expense reductions (%)	1.13	*	1.13		1.20		1.26		1.22	1.26
Ratio of net investment income (loss) (%)	.49	*	.19		(.23)		.00	****	(.21)	.46
Portfolio turnover rate (%)	52	**	116		189		113		145	117
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.
**** Amount is less than .005%.

Notes to Consolidated Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Enhanced Commodity Strategy Fund (the "Fund'') is a series of DWS Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Shareholders received Class M shares in connection with the merger of DWS Enhanced Commodity Strategy Fund, Inc. into DWS Enhanced Commodity Strategy Fund (see Note H). On August 26, 2011, Class M shares were converted into Class S shares.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, DWS Cayman Commodity II, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of December 31, 2011, the Fund's investment in the Subsidiary was $174,698,399, representing 17.2% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and senior loans are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded written or purchased options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's consolidated financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2011, the Fund had a net tax basis capital loss carryforward of approximately $194,920,000, including $71,049,000 inherited from its merger with DWS Enhanced Commodity Strategy Fund, Inc., which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2016 ($6,707,000), June 30, 2017 ($102,121,000), June 30, 2018 ($77,997,000) and June 30, 2019 ($8,095,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of June 30, 2011 and has determined that no provision for income tax is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures and swap contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Class A, B, C, S and Institutional shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. In addition, the Fund imposed a redemption fee of 0.5% of the total redemption amount on Class M shares redeemed or exchanged prior to February 23, 2011. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Interest Rate Swap Contracts. The value of the Fund's underlying bond investments is subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the Fund's securities, the more sensitive the Fund will be to interest rate changes. For the six months ended December 31, 2011, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

A summary of the open interest rate swap contracts as of December 31, 2011 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended December 31, 2011, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to approximately $220,000,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the six months ended December 31, 2011, the Fund sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This is achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Consolidated Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Consolidated Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2011 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended December 31, 2011, the investment in credit default swap contracts sold had a total notional value of $5,000,000.

Commodity-Linked Swap Contracts. Commodity-linked swaps involve commitments to pay interest in exchange for a commodity-linked return based on a notional amount. For the six months ended December 31, 2011, the Fund entered into commodity-linked swap transactions to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference commodity or commodity index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

A summary of the open commodity-linked swap contracts as of December 31, 2011 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended December 31, 2011, the investment in long commodity-linked swap contracts had a total notional amount generally indicative of a range from approximately $1,498,276,000 to $1,597,398,000, and the investment in short commodity-linked swap contracts had a total notional value generally indicative of a range from approximately $84,782,000 to $354,052,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if the option is exercised. Interest rate options are comprised of multiple European style options that have periodic exercise dates within the terms of the contract. For the six months ended December 31, 2011, the Fund entered into purchased option contracts on interest rates in order to hedge portfolio assets against potential adverse interest rate movements. If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of December 31, 2011 is included in the Fund's Consolidated Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended December 31, 2011, the investment in written option contracts had a total value generally indicative of a range from $0 to $81,250. For the six months ended December 31, 2011, the investment in purchased option contracts had a total value generally indicative of a range from approximately $150,000 to $225,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended December 31, 2011, the Fund entered into commodity futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities and interest rate futures contracts to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2011 is included in the table following the Fund's Consolidated Investment Portfolio. For the six months ended December 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $105,952,000 to $158,256,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $90,196,000 to $364,462,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2011 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a) (b)	$150,000	$257,655	$108,446	$516,101
Commodity Contracts (a) (b)	—	2,522,816	18,403,230	20,926,046
	$150,000	$2,780,471	$18,511,676	$21,442,147

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(b) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts
Liability Derivatives	Written Options	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a) (b)	$(81,250)	$(94,850)	$(357,758)	$(533,858)
Credit Contracts (b)	—	—	(135,612)	(135,612)
Commodity Contracts (a) (b)	—	(1,314,851)	(4,957,764)	(6,272,615)
	$(81,250)	$(1,409,701)	$(5,451,134)	$(6,942,085)

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(b) Options written, at value and unrealized depreciation on swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended December 31, 2011 and the related location on the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$(6,585,853)	$(1,742,579)	$(8,328,432)
Commodity Contracts (a)	(1,258,338)	(163,271,839)	(164,530,177)
	$(7,844,191)	$(165,014,418)	$(172,858,609)

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Net realized gain (loss) from futures and swap contracts, respectively
Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$(75,425)	$43,325	$(345,186)	$(249,312)	$(626,598)
Credit Contracts (a)	—	—	—	(70,298)	(70,298)
Commodity Contracts (a)	—	—	(1,662,318)	53,755,803	52,093,485
	$(75,425)	$43,325	$(2,007,504)	$53,436,193	$51,396,589

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, futures and swap contracts, respectively

C. Purchases and Sales of Securities

During the six months ended December 31, 2011, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $269,951,134 and $400,722,110, respectively. Purchases and sales of U.S. Treasury obligations aggregated $316,803,703 and $389,958,000, respectively.

For the six months ended December 31, 2011, transactions for written options on futures were as follows:
	Contracts	Premium
Outstanding, beginning of period	$—	$—
Options written	1,000	124,575
Outstanding, end of period	$1,000	$124,575

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

For the period from July 1, 2011 through September 30, 2011, the fee pursuant to the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.950%
Next $500 million of such net assets	.900%
Over $1 billion of such net assets	.850%

Effective October 1, 2011, the fee pursuant to the Investment Management Agreement was equivalent to the annual rates shown below on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.950%
Next $500 million of such net assets	.900%
Next $500 million of such net assets	.850%
Over $1.5 billion of such net assets	.825%

Accordingly, for the six months ended December 31, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.91% of the Fund's average daily net assets.

For the period from July 1, 2011 through September 30, 2012 (through April 28, 2012 for Institutional Class shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.60%
Class B	2.35%
Class C	2.35%
Class S	1.40%
Institutional Class	1.35%

For the period from July 1, 2011 through August 25, 2011, the Advisor had contractually agreed to waive its fees and/or expenses of Class M shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.46%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended December 31, 2011, the Administration Fee was $602,304, of which $88,447 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended December 31, 2011 (for the period ended August 26, 2011 for Class M shares), the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2011
Class A	$60,968	$—	$29,185
Class B	3,232	714	1,889
Class C	19,950	—	11,320
Class S	72,461	—	33,406
Institutional Class	10,859	—	3,802
Class M	2,667	—	—
	$170,137	$714	$79,602

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended December 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at December 31, 2011
Class B	$22,216	$8,194
Class C	414,949	59,659
	$437,165	$67,853

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended December 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at December 31, 2011	Annualized Effective Rate
Class A	$530,332	$297,795	.24%
Class B	7,392	3,148	.25%
Class C	138,131	66,372	.25%
	$675,855	$367,315

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended December 31, 2011 aggregated $37,108.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended December 31, 2011, the CDSC for the Fund's Class B and C shares was $2,683 and $29,993, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended December 31, 2011, DIDI received $917 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended December 31, 2011, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders" aggregated $17,288, of which $14,676 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2011.

F. Investing in Commodities-Related Investments

The Fund invests in commodity-linked derivative instruments such as commodity-linked swaps, structured notes and futures contracts that are designed to provide exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. The commodities-linked derivatives instruments in which the Fund invests are more volatile than investments in equity and fixed income securities and may subject the Fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended December 31, 2011		Year Ended June 30, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	30,339,762	$120,367,794	95,177,123	$410,408,785
Class B	23,907	85,208	79,545	314,948
Class C	7,385,989	27,553,051	20,708,985	83,463,109
Class S	32,113,830	126,480,887	75,243,585	328,415,136
Institutional Class	20,626,359	78,935,034	41,143,090	181,931,116
		$353,421,974		$1,004,533,094
Shares issued in tax-free reorganization*
Class M**	—	$—	38,938,842	$139,018,702
		$—		$139,018,702
Shares issued to shareholders in reinvestment of distributions
Class A	15,805,519	$59,795,046	—	$—
Class B	225,720	789,628	—	—
Class C	3,581,959	12,280,177	—	—
Class S	8,034,577	30,280,996	—	—
Class M**	588,382	2,541,811	—	—
Institutional Class	12,030,688	46,055,919	—	—
		$151,743,577		$—
Shares redeemed
Class A	(51,595,615)	$(204,698,387)	(29,165,805)	$(125,683,104)
Class B	(509,276)	(1,875,410)	(892,598)	(3,512,513)
Class C	(5,382,881)	(19,348,035)	(4,235,751)	(16,817,678)
Class S	(44,227,099)	(172,165,262)	(20,622,195)	(90,193,247)
Class M**	(632,610)	(2,719,796)	(26,052,772)	(98,902,009)
Institutional Class	(22,309,701)	(86,324,226)	(6,446,290)	(28,358,940)
		$(487,131,116)		$(363,467,491)
Shares converted
Class S	12,841,842	$48,832,319	—	$—
Class M**	(12,841,842)	$(48,832,319)	—	$—
Redemption fees		$32,242		$435,753
Net increase (decrease)
Class A	(5,450,334)	$(24,515,375)	66,011,318	$284,748,941
Class B	(259,649)	(1,000,574)	(813,053)	(3,197,565)
Class C	5,585,067	20,490,442	16,473,234	66,646,227
Class S	8,763,150	33,433,907	54,621,390	238,228,599
Class M**	(12,886,070)	(49,010,151)	12,886,070	40,519,659
Institutional Class	10,347,346	38,668,428	34,696,800	153,574,197
		$18,066,677		$780,520,058

* On August 20, 2010, DWS Enhanced Commodity Strategy Fund, Inc. was acquired by the Fund through a tax-free reorganization (see Note H).

** On August 26, 2011, Class M shares converted into Class S shares.

H. Fund Merger

On August 20, 2010, the Fund acquired all of the net assets of DWS Enhanced Commodity Strategy Fund, Inc. pursuant to a plan of reorganization approved by Shareholders on May 4, 2010. The acquisition was accomplished by a tax-free exchange of 15,961,840 shares of DWS Enhanced Commodity Strategy Fund, Inc., for 38,938,842 shares of the Fund, outstanding on August 20, 2010. DWS Enhanced Commodity Strategy Fund, Inc. net assets at that date, $139,018,702, including $4,898,162, of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition was $437,879,875. The combined net assets of the Fund immediately following the acquisition was $576,898,577.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2011 to December 31, 2011).

The tables illustrate your Fund's expenses in two ways:

·Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

· Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2011
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 7/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/11	$898.40	$895.10	$896.10	$898.00	$899.60
Expenses Paid per $1,000*	$7.01	$11.19	$10.63	$6.54	$5.40
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 7/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/11	$1,017.75	$1,013.32	$1,013.93	$1,018.25	$1,019.46
Expenses Paid per $1,000*	$7.46	$11.89	$11.29	$6.95	$5.74

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Enhanced Commodity Strategy Fund	1.47%	2.35%	2.23%	1.37%	1.13%

For more information, please refer to the Fund's prospectus.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Enhanced Commodity Strategy Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2011.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

· In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

· The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

· The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

· In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

· Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 1st quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and five-year periods and has underperformed its benchmark in the three-year period ended December 31, 2010. The Board observed that there were significant limitations to the usefulness of the comparative data provided by Lipper, noting that the applicable Lipper universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. As a result, the Board gave increased weight to the Fund's performance relative to its benchmark than some of the additional comparative data.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Trustees also observed that the Lipper expense universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

The Board noted that, in connection with the 2011 contract renewal process, DWS agreed to implement a new management fee breakpoint.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SKNRX	SKBRX	SKCRX	SKSRX	SKIRX
CUSIP Number	23337G 225	23337G 233	23337G 241	23337G 258	23337G 266
Fund Number	485	685	785	2085	817

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
· Social Security number
· Account balances
· Purchase and transaction history
· Bank account information
· Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 621-1048 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas, Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
· open an account
· give us your contact information
· provide bank account information for ACH or wire transactions
· tell us where to send money
· seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
· sharing for affiliates' everyday business purposes — information about your creditworthiness
· affiliates from using your information to market to you
· sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2011

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DECSF-3
(R-025782-1 2/12)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced Commodity Strategy Fund, a series of DWS Securities Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	February 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	February 29, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 29, 2012